325 P1 03/24

TEMPLETON GLOBAL INVESTMENT TRUST

SUPPLEMENT DATED MARCH 22, 2024

TO THE PROSPECTUS DATED MAY 1, 2023

OF TEMPLETON GLOBAL BALANCED FUND (the “Fund”)

The following replaces the Average Annual Total Returns table in the section of the Fund’s Prospectus entitled “Performance”:

Average Annual Total Returns

(figures reflect sales charges)

For periods ended December 31, 2022

	1 Year	5 Years	10 Years	Since Inception
Templeton Global Balanced Fund - Class A
Return before taxes	-19.04%	-4.77%	0.53%	—
Return after taxes on distributions	-18.93%	-5.25%	-0.31%	—
Return after taxes on distributions and sale of Fund shares	-11.16%	-3.52%	0.29%	—
Templeton Global Balanced Fund - Class A1	-17.54%	-4.29%	0.76%	—
Templeton Global Balanced Fund - Class C	-15.51%	-4.31%	0.37%	—
Templeton Global Balanced Fund - Class C1	-15.44%	-4.05%	0.70%	—
Templeton Global Balanced Fund - Class R	-14.77%	-3.89%	0.86%	—
Templeton Global Balanced Fund - Class R6	-13.90%	-3.30%	—	0.83%	[1]
Templeton Global Balanced Fund - Advisor Class	-14.32%	-3.41%	1.36%	—
MSCI All Country World Index-NR (index reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding)	-18.36%	5.23%	7.98%	—
Bloomberg Multiverse Index (index reflects no deduction for fees, expenses or taxes)	-16.01%	-1.57%	-0.28%	—
Blended 50% MSCI All Country World Index-NR + 50% Bloomberg Multiverse Index (index reflects no deduction for fees, expenses or taxes but, with respect to the 50% MSCI All Country World Index-NR, are net of dividend tax withholding)	-16.99%	2.06%	3.98%	—

1.	Since inception May 1, 2013.

Please keep this supplement with your prospectus for future reference.

SUMMARY PROSPECTUS

TEMPLETON GLOBAL BALANCED FUND

Templeton Global Investment Trust
May 1, 2023 as amended, March 22, 2024

Class A	Class A1	Class C	Class C1	Class R	Class R6	Advisor Class
TAGBX	TINCX	FCGBX	TCINX	Pending	FGGBX	TZINX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2023, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

TEMPLETON GLOBAL BALANCED FUND
SUMMARY PROSPECTUS

Fund Summary

Investment Goal

To seek both income and capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $25,000 in Franklin Templeton funds and certain other funds distributed through Franklin Distributors, LLC, the Fund’s distributor. More information about these and other discounts is available from your financial professional and under “Your Account” on page 53 in the Fund’s Prospectus and under “Buying and Selling Shares” on page 79 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – “Intermediary Sales Charge Discounts and Waivers” to the Fund’s prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class A1		Class C	Class C1	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%		3.75%		None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	[1]	None	[1]	1.00%	1.00%	None	None	None

1.

There is a 1% contingent deferred sales charge that applies to investments of $1 Million or more for Class A shares (see “Investment of $1 Million or More for Class A Shares” under “Choosing a Share Class”) and $500,000 or more for Class A1 shares (see “Investment of $500,000 or More for Class A1 Shares” under “Choosing a Share Class”) and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

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On September 27, 2011, all outstanding Class A shares were renamed Class A1 shares. Class A1 shares are no longer available to new investors. If you are a Class A1 shareholder, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds.

On July 1, 2011, all outstanding Class C shares were renamed Class C1 shares. Class C1 shares are no longer available to new investors.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class A1	Class C	Class C1	Class R	Class R6	Advisor Class
Management fees[1]	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	0.65%	0.50%	None	None
Other expenses	0.24%	0.24%	0.25%	0.24%	0.25%	0.15%	0.24%
Acquired fund fees and expenses	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Total annual Fund operating expenses[2]	1.25%	1.25%	2.01%	1.65%	1.51%	0.91%	1.00%
Fee waiver and/or expense reimbursement[3]	-0.03%	-0.03%	-0.03%	-0.03%	-0.03%	-0.09%	-0.03%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.22%	1.22%	1.98%	1.62%	1.48%	0.82%	0.97%

1. Management fees have been restated to reflect the reduced management fee approved by the board of trustees effective on May 1, 2023. Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

3. The investment manager has agreed to waive fees and/or reimburse operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, and certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed 0.95% for each share class. The investment manager has also agreed to reduce its fees to reflect reduced services resulting from the Fund’s investments in Franklin Templeton affiliated funds. In addition, the transfer agent has agreed to limit its fees on Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.03%. These arrangements are expected to continue until April 30, 2024. During the terms, the fee waiver and expense reimbursement agreements may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of termination dates or to lower the waiver and expense limitation (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management

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for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$667	$922	$1,195	$1,976
Class A1	$495	$754	$1,033	$1,828
Class C	$301	$627	$1,080	$2,139
Class C1	$265	$517	$893	$1,844
Class R	$151	$475	$821	$1,798
Class R6	$84	$282	$496	$1,112
Advisor Class	$99	$315	$549	$1,221
If you do not sell your shares:
Class C	$201	$627	$1,080	$2,139
Class C1	$165	$517	$893	$1,844

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56.93% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities worldwide. The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities (including inflation-indexed securities) of any maturity issued in numerous countries, including developing markets countries, as well as stocks that offer or could offer attractive dividend yields. The Fund may invest in high-yield bonds. These bonds are rated below investment grade and are sometimes referred to as “junk bonds.” The Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including developing markets, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors. The equity securities in which the Fund invests are primarily common stock. The Fund’s investment manager searches for

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undervalued or out-of-favor debt and equity securities and equity securities that offer or may offer current income.

In addition, under normal market conditions, at least 40% of the Fund's net assets are invested in non-U.S. investments and in at least three different countries.

The Fund regularly uses various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but may also use currency and currency index futures contracts and currency options. The Fund maintains significant positions in currency related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund's assets to obligations under these instruments. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may represent, from time to time, a large component of the Fund’s investment returns. The Fund may also enter into various other transactions involving derivatives from time to time, including interest rate and bond futures contracts (including those on government securities) and swap agreements (which may include interest rate and credit default swaps). The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks, and may be used for hedging or investment purposes.

When choosing fixed income investments for the Fund, the investment manager performs an independent analysis of the securities being considered for the Fund’s portfolio, rather than relying principally on their ratings assigned by rating agencies. In its analysis of corporate debt securities, the investment manager considers a variety of factors, including the experience and managerial strength of the company; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; the company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects. With respect to sovereign debt securities, the investment manager considers market, political and economic conditions and evaluates interest and currency exchange rate changes and credit risks.

When choosing equity investments for the Fund, the investment manager applies a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s profit and loss outlook, balance

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sheet strength, cash flow trends and asset value in relation to the current price of the company's securities.

The investment manager uses various valuation tools to allocate assets between global equity and global fixed income investments. The investment manager also analyzes global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluates market inefficiencies to identify investment opportunities stemming from market mispricings.

The investment manager may consider selling a security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

The Fund may also use a variety of equity-related derivatives, which may include equity futures and equity index futures, for various purposes including enhancing Fund returns, increasing liquidity and gaining exposure to particular markets in more efficient or less expensive ways.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The global outbreak of the novel strain of coronavirus, COVID-19 and its subsequent variants, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. The long-term impact on economies, markets, industries and individual issuers, is not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

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Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies – e.g., fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in that foreign currency. The risks of foreign investments may be greater in developing or emerging market countries.

Currency Management Strategies Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current uncertainty concerning the economic consequences of Russia’s military invasion of Ukraine in February 2022 may increase market volatility.

Developing Market Countries The Fund’s investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls;

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greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Sovereign Debt Securities Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

Income The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security.

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Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Inflation-Indexed Securities Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation-indexed

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securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.

LIBOR Transition The Fund invests in financial instruments that may have floating or variable rate calculations for payment obligations or financing terms based on the London Interbank Offered Rate (LIBOR), which is the benchmark interest rate at which major global banks lent to one another in the international interbank market for short-term loans. In 2017, the U.K. Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. Although many LIBOR rates were phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition to an alternative rate. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. There can be no guarantee that financial instruments that transition to an alternative reference rate will retain the same value or liquidity as they would otherwise have had.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Cybersecurity Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager, and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the investment manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts

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limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager, and their service providers are subject to the risk of cyber incidents occurring from time to time.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The Fund's secondary index, Bloomberg Barclays Multiverse Index, in the table below shows how the Fund's performance compares to a group of securities that aligns with the fixed income portion of the Fund's portfolio. The Fund's custom index in the table below is an equally weighted combination of the Bloomberg Barclays Multiverse Index and the MSCI All Country World Index.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

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Class A Annual Total Returns

Best Quarter:	2022, Q4	12.14%
Worst Quarter:	2020, Q1	-17.18%

As of March 31, 2023, the Fund’s year-to-date return was 6.04%.

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Average Annual Total Returns

(figures reflect sales charges)

For periods ended December 31, 2022

	1 Year	5 Years	10 Years	Since Inception
Templeton Global Balanced Fund - Class A
Return before taxes	-19.04%	-4.77%	0.53%	—
Return after taxes on distributions	-18.93%	-5.25%	-0.31%	—
Return after taxes on distributions and sale of Fund shares	-11.16%	-3.52%	0.29%	—
Templeton Global Balanced Fund - Class A1	-17.54%	-4.29%	0.76%	—
Templeton Global Balanced Fund - Class C	-15.51%	-4.31%	0.37%	—
Templeton Global Balanced Fund - Class C1	-15.44%	-4.05%	0.70%	—
Templeton Global Balanced Fund - Class R	-14.77%	-3.89%	0.86%	—
Templeton Global Balanced Fund - Class R6	-13.90%	-3.30%	—	0.83%	[1]
Templeton Global Balanced Fund - Advisor Class	-14.32%	-3.41%	1.36%	—
MSCI All Country World Index-NR (index reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding)	-18.36%	5.23%	7.98%	—
Bloomberg Multiverse Index (index reflects no deduction for fees, expenses or taxes)	-16.01%	-1.57%	-0.28%	—
Blended 50% MSCI All Country World Index-NR + 50% Bloomberg Multiverse Index (index reflects no deduction for fees, expenses or taxes but, with respect to the 50% MSCI All Country World Index-NR, are net of dividend tax withholding)	-16.99%	2.06%	3.98%	—

1.	Since inception May 1, 2013.

The figures in the average annual total returns table above reflect the Class A shares maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A shares in the average annual total returns table would be lower.

The figures in the average annual total returns table above reflect the Class A1 shares maximum front-end sales charge of 3.75%. Prior to March 1, 2019, Class A1 shares were subject to a maximum front-end sales charge of 4.25%. If the prior maximum front-end sales charge of 4.25% was reflected, performance for Class A1 shares in the average annual total returns table would be lower.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual

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retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Templeton Global Advisors Limited (Global Advisors)

Sub-Advisors

Franklin Advisers, Inc. (Advisers)

Templeton Investment Counsel, LLC (Investment Counsel)

Portfolio Managers

Michael Hasenstab, Ph.D.

Executive Vice President of Advisers and portfolio manager of the Fund since inception (2005).

Douglas Grant, CFA

Portfolio Manager of Investment Counsel and portfolio manager of the Fund since August 2022.

Derek Taner, CFA

Portfolio Manager of Investment Counsel and portfolio manager of the Fund since August 2022.

Calvin Ho, Ph.D.

Senior Vice President of Advisers and portfolio manager of the Fund since May 2023.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733-8030) or by telephone at (800) 632-2301. For Class A, A1, C, C1 and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-

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SUMMARY PROSPECTUS

advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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Franklin Distributors, LLC One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Templeton Global Balanced Fund

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